The Skin Cancer Diagnostics Company COMPANY PRESENTATION January 2020 NASDAQ:CSTL

DISCLAIMERS › Forward-Looking Statements The information in this presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the anticipated milestones, including expected commercial availability of our pipeline products, estimated total addressable market attributable to our pipeline products, including the number of clinicians and patients in such addressable market, and our plans for commercial expansion, including anticipated number of sales territories. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the risks set forth in our final prospectus filed with the SEC on July 26, 2019 relating to our Registration Statements on Form S-1 (File Nos. 333-232369 and 333-232796) and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. DecisionDx, DecisionDx-UM, DecisionDx-Melanoma, and the Castle Biosciences logo are the registered trademarks of Castle Biosciences, Inc. This presentation may also contain trademarks and trade names that are the property of their respective owners. 2

PRELIMINARY FOURTH QUARTER AND YEAR-END 2019 PERFORMANCE RESULTS1 (unaudited) › High volume growth: › 4Q2019 DecisionDx-Melanoma increased by 37% over the same period in 2018 › Full-year 2019 DecisionDx-Melanoma increased by 29% year-over-year from 2018 › New ordering clinicians for DecisionDx-Melanoma increased by 24% year-over-year from 2018 › Strong cash position: › Year-end 2019 cash and cash equivalents of ~$99 million2 › Skin cancer products pipeline: › More than 1,000 squamous cell carcinoma patients enrolled in the DecisionDx-SCC clinical validation and performance studies (as of December 31, 2019) › More than 1,000 patients enrolled in the clinical development, validation and performance cohort studies for Castle’s GEP test for patients with a suspicious pigmented lesion (as of December 31, 2019) 1 Castle will report full financial results in March 2020. 2 This amount is preliminary and is subject to completion of financial closing procedures. As a result, this amount may differ from the amount that will be reflected in our financial statements 3 as of and for the year ended December 31, 2019.

CASTLE’S LEAD PRODUCT, DECISIONDX-MELANOMA, INCREASED 29% IN 2019 YEAR-OVER-YEAR FROM 2018 DecisionDx-Melanoma DecisionDx-Melanoma Test DecisionDx-Melanoma Test Report Growth 4Q19 Report Growth New Ordering Clinicians 2019 4480 15,529 3270 12,032 24% 37% 9,300 29% 6,295 2,858 4Q18 4Q19 2015 2016 2017 2018 2019 2018 2019 4

The Skin Cancer Diagnostics Company COMPANY PRESENTATION November 14, 2019 NASDAQ:CSTL The following is the unedited presentation made available on the Company’s website, www.castlebiosciences.com, on November 14, 2019.

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-effective Diagnostics › STRONG FINANCIALS › High volume growth: 3Q2019 = DecisionDx-Melanoma = 32%; 30% total GEP test reports › Strong revenue: 3Q2019 =$14.8 million; YTD2019 = $34.2 million › Gross Margin: 3Q2019=$13.1 million, or 88% › Cash at September 30, 2019, of $94.5 million › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma › Pipeline products → Two addi�onal skin cancer products expected to launch in second half of 2020 › Will increase estimated U.S. total addressable market size by $1.4B to $2.0B › ADVANCING EVIDENCE DEVELOPMENT › We support our products with extensive studies on clinical validity, clinical utility and analytical validity › 22 peer-reviewed publications for DecisionDx-Melanoma › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status › Recently presented clinical validation data for DecisionDx-SCC pipeline product 6

RECENT AND UPCOMING EXPECTED MILESTONES 2018 2019 2020 2021 7

CASTLE’S DERMATOLOGICAL CANCER PRODUCTS & CURRENT PIPELINE TARGET AN ESTIMATED $2.0B U.S. TOTAL ADDRESSABLE MARKET1 SQUAMOUS CELL SUSPICIOUS PIGMENTED MELANOMA CARCINOMA LESIONS TOTAL ANNUAL ~190,000 ~1 Million ~2 Million INCIDENCE Patients Patients Patients INITIAL CASTLE ~130,000 patients classified ~200,000 patients present ~300,000 patients with an ADDRESSABLE as Stage I, II or III with high-risk features indeterminant biopsy MARKET ~$540M Estimated U.S. TAM ~$820M Estimated U.S. TAM ~$600M Estimated U.S. TAM COMPANIES WITH Castle Castle (proj. 2H2020) Castle (proj. 2H2020) ADRESSABLE OFFERINGS Myriad Genetics: myPath®Melanoma 8 1U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

CASTLE’S PRODUCTS & PRODUCT PIPELINE DEVELOPMENT VALIDATION COMMERCIALIZATION Secure Assay Algorithm Analytical Clinical Clinical Physician Commercial Guideline Medicare1 Samples Development Development Validation Validation Utility Adoption Payors Inclusion LCD effective Dec 2018 In process Cutaneous Melanoma 7 published studies ~3,400 1 published 11 published 3 published ordering Covered lives: study studies systematic clinicians 60 million reviews/practice (2018) guideline available Currently LCD effective Jul 2017  Uveal Melanoma >130 ordering 2 published 10 published 2 published Covered lives: Covered lives: clinicians studies studies studies 60 million 83 million (2018) Squamous Cell  Carcinoma pipeline Suspicious Near term Near term  In process In process Pigmented Lesion 1Includes Medicare Advantage. 9

The Skin Cancer Diagnostics Company

TWO PRIMARY TREATMENT DECISIONS ARE REQUIRED FOLLOWING DIAGNOSIS OF CUTANEOUS MELANOMA Diagnosis of localized cutaneous melanoma 1 2 Is the risk of Is the risk of SLN- recurrence high positivity high enough to warrant enough to warrant initiation of imaging, referral for the high frequency SLNB surgery? follow-up, adjuvant therapy, and clinical trial enrollment? Traditionally, tumor thickness and Traditionally, tumor ulceration are used thickness, ulceration, to make this and SLN status are decision used to make this decision SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. 11

DECISIONDX-MELANOMA INFORMS THESE TWO IMPORTANT CLINICAL DECISIONS AND IMPACTS TREATMENT PLANS Diagnosis of localized cutaneous LIMITATIONS OF CURRENT melanoma STAGING TO INFORM BOTH DECISIONS 1 SLNB Surgery: • SLNB is prognostic only – no melanoma-specific survival benefit 1 2 • Surgery is often based upon a 5% or Is the risk of greater likelihood of SLN positivity Is the risk of SLN- recurrence high • Only 12% will be SLN-positive on positivity high enough to warrant average; SLNB also has an 18% enough to warrant initiation of imaging, median false negative rate referral for the high frequency • 11.3% complication rate and average SLNB surgery? follow-up, adjuvant reimbursed cost between $20,000 to therapy, and clinical $24,000 trial enrollment? Tumor thickness, 2 age, and Tumor thickness, DecisionDx- ulceration, SLN status Risk of recurrence management: Melanoma and DecisionDx- • 2 out of 3 deaths occur in the Melanoma “low-risk” group 12 • Many in the “high-risk” SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. group do well Source: AJCC v7 J Clin Oncol 2009; SEER data release 2017; Morton et al. N Engl J Med 2014; Whiteman et al. J Invest Dermatol 2015; Shaikh et al. J Natl Cancer Inst 2016; Poklepovic and Carvajal. Oncology 2018; Sondak and Zager. Ann Surg Oncol 2010. Moody et al. Euro Jrnl Surg Onc 2017.

DECISIONDX-MELANOMA WORKFLOW: AFTER DIAGNOSIS FOR MORE ACCURATE PREDICTION OF RISK Primary CM Tissue Class 1: 1A (FFPE) Lowest risk Low risk of SLN positivity (eligible T1-T2) Castle CAP/CLIA 1B Low risk of melanoma Low risk Patients with Certified Lab recurrence (T1-T4) Stage I – III Melanoma RNA Isolation Class 2: 2A 31 Gene Expression High-risk Profile Higher risk of SLN positivity (eligible T1-T2) High-risk of melanoma 2B Proprietary recurrence (T1-T4) Highest risk Algorithm Predicts Class 13 Gerami et al. Clin Cancer Res 2015; Gerami et al. JAAD 2015; Zager et al. BMC Cancer 2018; Gastman et al. JAAD 2019

DECISION 1 : SLNB SURGERY RULE OUT IN T1-T2 MELANOMAS Probability of a Positive Sentinel Lymph Node1 DecisionDx- DecisionDx-Melanoma Class 1A identifies a Melanoma All Ages ≥65 years 55-64 years <55 years low risk for SLN positivity similar to stage Result (n=1065) (n=448) (n=247) (n=370) T1a patients (for whom SLNB is not Class 1A 4.6% 1.6% 4.9% 7.6% recommended) Class 1B/2A 10.8% 6.9% 7.7% 19.6% Class 2B 18.8% 11.9% 30.8% 24.0% Class 1A Outcomes (all ages) Median follow-up MSS OS DMFS RFS Class 1A patients show excellent 5-year survival outcomes in long-term archival studies1 >5 years 99.6% 98.2% 95.3% 93.5% Outcomes confirmed in prospective, multi-center study2 3.2 years n/r 99.4% 98.8% 96.8% Data shows DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving U.S. healthcare system $250M1,3 1Vetto et al. Future Oncol 2019. 2Hsueh et al. Poster discussion abstract, ASCO 2019. 3Clearview health economic model, data on file. T1-T2 tumors are ≤2.0mm thick (“Breslow’s” thickness or depth). 14 MSS = melanoma specific survival. OS = overall survival. DMFS = distant metastasis free survival. RFS = recurrence free survival. n/r = not reported.

DECISION 2 : 50% OF PATIENTS HAD A CHANGE IN MANAGEMENT % Change in Study Design # of Patients Management 4 consecutive clinical impact studies have Prospectively tested cohort, Berger1 multi-center. Retrospective pre 156 53% shown 47-53% change in risk of test / post test management. recurrence management Prospective, multi-center: Dillon2 247 49% Changes in patient management include: pre test / post test management › Imaging and labs 169 physician impact study: › Sentinel lymph node biopsy guidance Farberg3 patient vignettes with pre test / n/a 47-50% › Clinical visit frequency post test management › Referrals Prospectively tested cohort, single center. Retrospective Schuitevoerder4 pre test / post test management; 91 52% and modeling of prospective cohort 1Berger, et al. Curr Med Res Opin 2016; 2Dillon et al. Skin 2018; 3Farberg et al. Jrnl Drugs Derm 2017; 4Schuitevoerder, et al. Jrnl Drugs Derm 2018. 15

DECISIONDX-MELANOMA INFORMS BOTH PRIMARY TREATMENT DECISIONS, ADDRESSING THE ISSUES OF OVER- AND UNDER-TREATMENT 1 Rule-out SLNB for T1-T2 melanoma Class 1A: <5% SLN positivity and favorable prognosis patients, including T1a with adverse Class 1B-2B: ≥5% SLN positivity and higher rates of metastasis features SLNB decision: T1a with adverse features and T1b-T2 T1a T1a HR T1b T2 T3 T4 Risk of recurrence: Any T ≥0.3 mm Class 1A: lowest risk 2 Guide follow-up, referrals, imaging and adjuvant therapy Class 1B: low risk decisions for patients with any T ≥0.3 mm. Class 2A: high-risk Class 2B: highest risk Vetto et al. Future Oncol 2019; Marks et al SKIN J Cutaneous Med 2019 13

22 STRONG PEER-REVIEWED PUBLICATIONS SINCE 2015 FOR DECISIONDX-MELANOMA Validation & Validation & Prospective Studies Clinical Impact Studies Performance Studies Performance Studies • Vetto et al. Future Oncol 2019 • Keller et al. Cancer Med 2019 • Marks et al. SKIN 2019 • Gastman et al. JAAD 2019 • Podlipnik et al. JEADV 2019 • Mirsky et al. J Drugs Dermatol 2018 • Dillon et al. SKIN 2018 • Gastman et al. Head & Neck 2019 • Greenhaw et al. Dermatol Surg 2018 • Schuitevoerder et al. J Drugs • Zager et al. BMC Cancer 2018 Dermatol 2018 • Hsueh et al. J Hematol Oncol • Ferris et al. JAAD 2017 • Svoboda et al. J Drugs Dermatol 2017 • Gerami et al. CCR 2015 2018 • Gerami et al. JAAD 2015 • Farberg et al. J Drugs Dermatol 2017 • Berger et al. CMRO 2016 • Cook et al. Diagn Pathol 2018 Systematic Reviews and Practice Guidelines • Berman et al. SKIN 2019 • Dubin et al. Am J Clin Dermatol 2019 • Winkelmann et al. Derm Clin 2017 17

PRODUCT PIPELINE The Skin Cancer Diagnostics Company

TREATMENT PATHWAYS IN SQUAMOUS CELL CARCINOMA OF THE SKIN (SCC) ARE BASED UPON RISK OF METASTASIS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low-risk based diagnosis of SCC high-risk is defined as having one or more clinicopathologic factors Treatment plans may include: “High” Risk › Mohs or WLE 20% of › Radiation therapy patients › Chemotherapy › Some centers perform SLNB LIMITATIONS OF CURRENT STAGING SYSTEMS (AJCC [head/neck only], BWH, NCCN): LOW POSITIVE PREDICTIVE VALUE (PPV): AJCC = 14-17%. BWH = 24-38%. NCCN <10%. NCCN Guidelines v2.2019 19

DECISIONDX-SCC APPROPRIATE USE IS TARGETED TO THE HIGH-RISK PATIENT AND PROVIDES FOR DIFFERENTIAL ACTIONS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low risk based diagnosis of SCC High-risk is defined as having one or more clinicopathologic factors Class 2A Treatment plans may include: “High” Risk result › Mohs or WLE 20% of › Radiation therapy patients Class 2B › Chemotherapy result › Some centers perform SLNB Clinical Validation Study presented at Amer Soc Derm Surgery (Oct 2019): • n=321. 93% of patients were staged as “high-risk”. 16% overall metastatic rate. • NPV of Class 1 test result = 91%. 63% of patients were Class 1. • PPV of Class 2B test result = 60%. 20

SUSPICIOUS PIGMENTED LESIONS: PRODUCT CANDIDATE ADJUNCT DIAGNOSTIC SUPPORT FOR HISTOPATHOLOGICALLY CHALLENGING LESIONS Attractive Market Implications of Over- and Undercalling Melanoma ~2 million suspicious pigmented Overcalling can lead to: lesions biopsied annually › Unnecessary surgery potentially including SLNB › Unnecessary follow-up including imaging, and potentially adjuvant ~300,000 biopsies cannot be therapy and/or clinical trial participation confidently confirmed as melanoma or benign lesion Undercalling can miss: through histopathology alone › The most dangerous form of skin cancer Our Development Goal: Improve decision points through increased positive predictive value and identification of low-risk patients actually at high-risk of recurrence 21

The Skin Cancer Diagnostics Company

: STANDARD OF CARE Strong Evidence Base Uveal Melanoma – A Rare Eye Cancer › 14+ peer-reviewed publications, 2,000+ patients ~1,600 patients diagnosed in the U.S. annually Widespread adoption ~97% of patients – no evidence of metastatic › 90%+ of U.S. ocular oncology institutions order disease at the time of diagnosis › 1,413 reports issued in 2018 ~30% will develop metastases within 3 years Broad Coverage › 143+ million total lives covered › Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease (Uveal Melanoma) 15-Gene Expression Profile (GEP) Test › “Existing ADLT” status effective May 2019 AJCC and NCCN Guideline Inclusion Low-risk: ~67% High-risk: ~33% Low Intensity Management High Intensity Management 23

FINANCIAL OVERVIEW The Skin Cancer Diagnostics Company

KEY PERFORMANCE INDICATORS DRIVING GROWTH › 1Q19: Expanded sales territories from 14 to 23 Report › Further expansion from 23 to 32 planned for Dec 2019 Volume › 3Q19 vs 3Q18, DecisionDx-Melanoma report volume up 32% and new ordering clinicians up 26% Revenue › DecisionDx-Melanoma ASP: Significant growth 2018 vs 2017. Medicare rate increased in July 2019 to $7,193 for 3Q19 through 1Q20, thereafter PAMA rate. Reimbursement › Expanded draft LCD posted Aug 22, 2019 › DecisionDx-UM ASP: Continued 2018 over 2017 growth. PAMA rate effective Jan 1, 2021 Gross › 88% in 3Q19 vs 64% in 3Q18 Margin › Expect continued margin expansion driven by increasing ASPs and efficiencies of scale Profitability › 2 pipeline products expected to commercially launch in the second half of 2020 with New Product additional estimated $1.4B+ U.S. TAM Development Pipeline › Expect to leverage our existing sales channel to support the launch of additional products 25

1Q19 SALES EXPANSION SUPPORTED STRONG TEST REPORT GROWTH AND NEW ORDERING PHYSICIANS GROWTH Outside Sales Territories DecisionDx-Melanoma DecisionDx-Melanoma 32 Test Report Growth New Ordering Physicians 4126 23 3136 32% 26% 16 15 15 14 2015 2016 2017 2018 Feb 19 Dec 19 3Q18 3Q19 3Q18 3Q19 Expanded by an additional 9 outside sales territories in December 2019 26

PIPELINE PRODUCTS FIT INTO EXISTING COMMERCIAL CHANNEL DecisionDx-Melanoma Call Points Test Report Growth 13,445 Product Primary Secondary 12,032 Dermatology (including Mohs), Dermatopathology 9,300 Surgeons Medical Oncology 6,295 * Dermatology (including Mohs), Dermatopathology 2,858 Surgeons Medical Oncology Suspicious * Dermatopathology Dermatology 2015 2016 2017 2018 Pigmented Lesions * Expected commercial launch in 2H20 27

STRONG THIRD QUARTER 2019 ADJUSTED REVENUE AND ADJUSTED GROSS MARGIN Adj. Net Revenue ($ in millions) Adj. Gross Margin ($ in millions) $14.8 $13.1 $5.91 $4.51 3Q18 3Q19 3Q18 3Q19 Adj. Gross Margin % 77% 1 88% Source: Company financials. Unaudited. 1 See Non-GAAP Reconciliation at end of presentation. 28

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-effective Diagnostics › STRONG FINANCIALS › High volume growth: 3Q2019 = DecisionDx-Melanoma = 32%; 30% total GEP test reports › Strong revenue: 3Q2019 =$14.8 million; YTD2019 = $34.2 million › Gross Margin: 3Q2019=$13.1 million, or 88% › Cash at September 30, 2019, of $94.5 million › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma › Pipeline products → Two addi�onal skin cancer products expected to launch in second half of 2020 › Will increase estimated U.S. total addressable market size by $1.4B to $2.0B › ADVANCING EVIDENCE DEVELOPMENT › We support our products with extensive studies on clinical validity, clinical utility and analytical validity › 22 peer-reviewed publications for DecisionDx-Melanoma › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status › Recently presented clinical validation data for DecisionDx-SCC pipeline product 29

The Skin Cancer Diagnostics Company THANK YOU

NON-GAAP FINANCIAL MEASURES In this presentation, we use the metrics of Adjusted Revenues, Adjusted Gross Margin and Adjusted Gross Margin Percentage, whichare non-GAAP financial measures and are not calculated in accordance with generally acceptance accounting principles in the United States, or GAAP. These non-GAAP financial measures reflect adjustments of revenues associated with test reports delivered in one reporting period, that were not recognizable until a later reporting period because all of the criteria for revenue recognition were not met under GAAP. Specifically, we did not have a Medicare Local Coverage Determination, or LCD, in place for our DecisionDx-Melanoma test until the fourth quarter of 2018. When issued, the LCD also provided coverage for payment of claims beginning in February 2018. Therefore, all the revenues covered by the LCD associated with tests delivered in the first through third quarters of 2018 were not recognized in our reported GAAP revenue until the fourth quarter of 2018. We use Adjusted Revenues, Adjusted Gross Margin and Adjusted Gross Margin percentage because we believe these metrics provide useful supplemental information in understanding changes in our year-over-year financial performance. However, our non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be a substitutefor those reported in accordance with GAAP and should be considered in conjunction with financial information presented on a GAAP basis. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure are presented on the following slide.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended September 30, 2019 2018 (in thousands) Adjusted Revenues Adjusted Revenues (Non-GAAP)$ 14,775 $ 5,898 DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 - (2,186) Net Revenues (GAAP)$ 14,775 $ 3,712 Adjusted Gross Margin Adjusted Gross Margin (Non-GAAP)$ 13,066 $ 4,547 DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 - (2,186) Gross Margin (GAAP)$ 13,066 $ 2,361 Adjusted Gross Margin Percentage Adjusted Gross Margin Percentage (Non-GAAP) 88% 77% DecisionDx-Melanoma Medicare revenue associated with test reports delivered in 3Q18 not recognizable until 4Q18 0% -13% Gross Margin Percentage (GAAP) 88% 64%

Appendix 33

LEADERSHIP TEAM Board of Directors Name Prior Experience Name Derek Maetzold Dan Bradbury, Founder, Director, Castle Chairman, President and CEO Equillium CEO Frank Stokes Derek Maetzold Chief Financial Officer Bernhard Spiess Bonnie Anderson, Chief Business Officer Veracyte CEO Toby Juvenal Mara Aspinall, Stuart Senior Vice President, Pharmaceuticals Bluestone Sales Managing Director Kristen Brad Cole, Oelschlager, RN, CHC Exact Sciences Senior Vice President, General Manager Operations Precision Oncology Federico Monzon, MD, Joe Cook, III FCAP MGP Managing Chief Medical Officer Director Robert Cook, PhD David Kabakoff, Vice President, Research & HealthQuest Development Partner 34